UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2013

FRANKLIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-35085	27-4132729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 Cox Road, Glen Allen, Virginia 23060

(Address of principal executive offices) (Zip Code)

(804) 967-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 13, 2013, Franklin Financial Corporation (the “Company”) issued a press release announcing its financial results for the three and twelve months ended September 30, 2013. A copy of the Company’s press release, dated November 13, 2013, is attached to this report as Exhibit 99.1 and is furnished herewith.

Item 9.01 Financial Statements and Other Exhibits

(d) Exhibits

Number	Description

99.1	Press Release dated November 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

Date: November 14, 2013	By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr. Chairman, President and Chief Executive Officer